UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2018

Aerie Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36152	20-3109565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4301 Emperor Boulevard, Suite 400

Durham, North Carolina 27703

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (919) 237-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2018 Annual Meeting of Stockholders of Aerie Pharmaceuticals, Inc. (the “Company”), held on June 7, 2018, the Company’s stockholders considered and voted upon the following proposals:

Proposal 1:	Elections of Directors.

By vote reflected below, each of the directors nominated was elected.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mechiel (Michael) M. du Toit	29,224,948	4,070,591	2,231,951

Murray A. Goldberg	32,833,502	462,037	2,231,951
Proposal 2:

To approve the amendment and restatement of the Aerie Pharmaceuticals, Inc. Amended and Restated Omnibus Incentive Plan as the Aerie Pharmaceuticals, Inc. Second Amended and Restated Omnibus Incentive Plan to increase the number of shares issuable under the plan by 4,500,000.

By vote reflected below, the Company’s stockholders approved the Aerie Pharmaceuticals, Inc. Second Amended and Restated Omnibus Incentive Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
24,513,965	8,340,569	441,005	2,231,951
Proposal 3:	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

By vote reflected below, the appointment of PricewaterhouseCoopers LLP was ratified.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
35,085,874	36,007	405,609	—
Proposal 4:	To approve, by a non-binding vote, the compensation of our named executive officers (“say-on-pay”).

By vote reflected below, the Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
27,703,943	4,736,343	855,253	2,231,951
Proposal 5:	To vote, by a non-binding vote, to hold a say-on-pay vote every one year, every two years or every three years.

By vote reflected below, the Company’s stockholders voted for an advisory vote on named executive officer compensation to be held every year, consistent with the recommendation of the Company’s Board of Directors. The Company’s Board of Directors has considered these results and determined that the Company will hold an advisory vote on named executive officer compensation every year. The Board of Directors’ decision regarding the frequency of stockholder votes on executive compensation will remain in effect until such time a new frequency vote is required.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
32,649,629	50,937	215,017	379,956	2,231,951

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERIE PHARMACEUTICALS, INC.

Date: June 8, 2018	By:	/s/ Richard J. Rubino
Richard J. Rubino
Chief Financial Officer